COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated December 15, 2014

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your individual flexible premium variable life insurance policy (the “Policy”).  Please read this Supplement carefully and retain it with your Prospectus for future reference.

On August 21, 2014, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of the JPMorgan Insurance Trust Mid Cap Growth Portfolio and the JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolios”), with liquidation anticipated to occur on or about December 12, 2014.  As a result, the JPMorgan Insurance Trust Mid Cap Growth Portfolio Subaccount and JPMorgan Insurance Trust Intrepid Growth Portfolio Subaccount under the Policy (the “Closing Subaccounts”), which invest in the respective Portfolios, will be impacted as follows:

•                 Effective August 21, 2014, each Portfolio may depart from its “Investment Objective(s) and Principal Investments” stated in your Prospectus as it increases cash holdings in preparation for its liquidation.

•                 After close of business on December 1, 2014, allocations of Net Premium and transfers of Accumulated Value to either or both of the Closing Subaccounts will no longer be accepted.

•                 If you have Accumulated Value in either or both of the Closing Subaccounts at the time the Portfolios are liquidated, proceeds from the liquidation received on your behalf will automatically be allocated to the Federated Prime Money Fund II Subaccount (the “Federated Subaccount”).

•                 From the date of this Supplement until up to 60 days from the date of the liquidation, Accumulated Value in the Closing Subaccounts or in the Federated Subaccount as a result of the liquidation can be transferred free of charge to the Declared Interest Option (where available) or other Subaccounts available under your Policy.  Such transfers will not count against the number of free transfers allowed each Policy year

For complete details regarding changes to the Portfolios, please refer to the Portfolios’ prospectuses, as supplemented.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.

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